                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  JUNE 1, 2000

                        THE OFFICIAL INFORMATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    1-10263                  73-1341805
(STATE OR OTHER JURISDICTION OF     (COMMISSION            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NUMBER)          IDENTIFICATION NO.)

           250 West 57th Street, Suite 2421, New York, New York 10019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 247-5160

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Report on Form 8-K dated June 12, 2000 as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired

(b)      Pro Forma Financial Information:

                             E-PRODUCTS DIVISION OF
                      THIRD MILLENNIUM COMMUNICATIONS, INC.

                              Financial Statements

                                 March 31, 2000

                   (With Independent Auditors' Report Thereon)

                                TABLE OF CONTENTS


(A)    E-PRODUCTS DIVISION OF THIRD MILLENNIUM COMMUNICATIONS, INC.

           Independent Auditors' Report.............................................................................1

           Historical Summary of Assets Acquired and Liabilities Assumed as of December 31, 1999
               audited and March 31, 2000 (Unaudited)...............................................................2

           Historical Summary of Revenues and Direct Operating Expenses for the
               period from April 1, 1998 (inception) through December 31, 1998, and the year ended December 31, 1999 audited and the three months ended March 31, 1999 (Unaudited) and 2000
               (Unaudited)...................3

           Notes to Historical Summaries............................................................................4

(B)      THE OFFICIAL INFORMATION COMPANY UNAUDITED PRO FORMA COMBINED

       FINANCIAL INFORMATION

           Introduction.............................................................................................1

           Unaudited Pro Forma Combined Balance Sheet as of March 31, 2000..........................................2

           Notes to Unaudited Pro Forma Combined Balance Sheet as of March 31, 2000.................................3

           Unaudited Pro Forma Combined Statement of Operations for the year ended
               December 31, 1999....................................................................................4

           Unaudited Pro Forma Combined Statement of Operations for the three months ended
               March 31, 2000.......................................................................................5

           Unaudited Pro Forma Combined Statement of Operations for the three months ended
               March 31, 1999.......................................................................................6

           Notes to Unaudited Pro Forma Combined Statements of Operations...........................................7


                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Third Millennium Communications, Inc.:

We have audited the accompanying historical summary of assets acquired and liabilities assumed of the E-Products Division of Third Millennium Communications, Inc. ("3MC") as of December 31, 1999, and the related historical summary of revenues and direct operating expenses for the period from April 1, 1998 (inception) through December 31, 1998 and for the year ended December 31, 1999 ("Historical Summaries"). These Historical Summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on these Historical Summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summaries presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of The Official Information Company, as described in note
1. The presentation is not intended to be a complete presentation of the E-Products Division of 3MC of financial position, results of operations, or cash flows.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of the E-Products Division of 3MC as of December 31, 1999, and its revenues and direct operating expenses for the period from April 1, 1998 (inception) through December 31, 1998 and for the year ended December 31, 1999, as described in note 1, in conformity with generally accepted accounting principles.

August 11, 2000                                               /s/ KPMG LLP
New York, New York

                             E-PRODUCTS DIVISION OF
                      THIRD MILLENNIUM COMMUNICATIONS, INC.

                          Historical Summary of Assets
                        Acquired and Liabilities Assumed


                                                         DECEMBER 31,       MARCH 31,
                                                            1999              2000
                                                       ---------------   ----------------
                                                                           (UNAUDITED)

Assets acquired:
    Current assets:
       Accounts receivable                           $      172,917    $       170,293
                                                     ---------------   ----------------
                   Total current assets                     172,917            170,293

    Property and equipment, net                             280,066            374,738
                                                     ---------------   ----------------

                   Total assets acquired                    452,983            545,031
                                                     ---------------   ----------------

Liabilities assumed:
    Deferred revenue                                        255,239            354,566
                                                     ---------------   ----------------

                   Total liabilities assumed                255,239            354,566

Commitments and contingencies (note 3)

                                                     ---------------   ----------------

                   Net assets acquired               $      197,744   $        190,465
                                                     ===============   ================



See accompanying notes to Historical Summaries.

                             E-PRODUCTS DIVISION OF
                      THIRD MILLENNIUM COMMUNICATIONS, INC.

                         Historical Summary of Revenues
                          and Direct Operating Expenses


                                               PERIOD FROM
                                               APRIL 1, 1998
                                               (INCEPTION)                          THREE MONTHS
                                                 THROUGH      YEAR ENDED           ENDED MARCH 31,
                                               DECEMBER 31,   DECEMBER 31,   -------------------------
                                                   1998          1999          1999             2000
                                               -----------    -----------    -----------    -----------
                                                                             (UNAUDITED)    (UNAUDITED)
Net revenues                                   $    82,067    $   424,790    $     9,140    $   214,232
                                               -----------    -----------    -----------    -----------

Direct operating expenses:
    Cost of revenues                               173,783      1,240,140        206,223        438,836
    Sales and marketing                             69,333        382,150         12,162        309,675
    General and administrative                     270,120      2,232,818        346,918        706,109
                                               -----------    -----------    -----------    -----------
             Total direct operating expenses       513,236      3,855,108        565,303      1,454,620
                                               -----------    -----------    -----------    -----------
             Direct operating expenses in
                excess of revenues             $  (431,169)   $(3,430,318)   $  (556,163)   $(1,240,388)
                                               ===========    ===========    ===========    ===========




See accompanying notes to Historical Summaries.

                             E-PRODUCTS DIVISION OF
                      THIRD MILLENNIUM COMMUNICATIONS, INC

                          Notes to Historical Summaries

                                December 31, 1999

                  (Information as of March 31, 2000 and for the
            three months ended March 31, 1999 and 2000 is Unaudited)

(1)  BASIS OF PRESENTATION

     (A) GENERAL

         On June 1, 2000, The Official Information Company ("TOIC" or the "Company") acquired certain assets of the E-Products division ("ExpoExchange") of Third Millennium Communications, Inc. ("3MC") including contracts, customer lists, certain property and equipment, and intangible property pursuant to an Asset Contribution Agreement (the "Agreement") dated May 3, 2000. The Company also assumed certain liabilities associated with the business principally relating to customer contracts. ExpoExchange was acquired through the issuance of 6,133,590 non-voting LLC units of Galaxy Information Services LLC, a controlled affiliate of the Company. Additional adjustments to the purchase price may result from closing adjustments.

         The accompanying historical summaries present the assets acquired and liabilities assumed as of December 31, 1999, and March 31, 2000 (Unaudited) and the revenues and direct operating expenses for the period from April 1, 1998 (inception) through December 31, 1998 and for the year ended December 31, 1999, and for the three month periods ended March 31, 1999 and 2000 (Unaudited), for ExpoExchange ("Historical Summaries") pursuant to the Agreement. This presentation is not intended to be a complete presentation of ExpoExchange financial position, results of operations or cash flows.

         Historically, ExpoExchange had no separate legal status as it was operated as a division of 3MC's overall operations. Under 3MC's centralized management system, cash requirements of ExpoExchange were generally provided directly by 3MC, and cash generated by ExpoExchange was generally remitted directly to 3MC. Transaction systems (e.g., payroll, employee benefits, accounts payable, debt) used to record and account for cash disbursements were provided by centralized 3MC corporate systems. Most of these corporate systems are not designed to track assets/liabilities and receipts/payments on a specific division basis. As a result, separate financial statements of ExpoExchange were not prepared. The accompanying Historical Summaries do not reflect any purchase accounting adjustments that may be made by TOIC, including the results of an independent appraisal of assets acquired.

         ExpoExchange was an integral component of 3MC's overall business and all corporate related income and expenses including corporate overhead, such as common costs, data processing, administrative, accounting, interest expense and income, and income taxes incurred by 3MC have not been allocated to the respective division comprising the business in the accompanying historical summary of revenues and direct operating expenses. Such corporate related income and expenses have been excluded from the historical summary of revenues and direct operating expenses as these items are not incurred or negotiated on a specific division basis and a basis for allocation was not determinable. These Historical Summaries are not necessarily indicative of the

                             E-PRODUCTS DIVISION OF
                      THIRD MILLENNIUM COMMUNICATIONS, INC

                          Notes to Historical Summaries

                                December 31, 1999

                  (Information as of March 31, 2000 and for the
            three months ended March 31, 1999 and 2000 is Unaudited)


         costs and expenses that would have been incurred had ExpoExchange been operated as a stand-alone entity or the future operating results of the business acquired.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) DESCRIPTION OF BUSINESS

         ExpoExchange is a provider of Internet-based marketplace and e-commerce products and services to the tradeshow industry.

     (B) PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets, generally ranging from three years for computer systems and equipment to seven years for furniture and fixtures.

     (C) REVENUE RECOGNITION

         Revenues are primarily derived from fixed fee contracts for the development, design, and implementation of customized websites. Such revenues are recognized ratably over the term of the contract. Deferred revenue represents billing in excess of revenues earned.

     (D) IMPAIRMENT OF LONG-LIVED ASSETS

         ExpoExchange continually evaluates its investment in long-lived assets used in operations for impairment based on judgments as to the future undiscounted cash flows of property and equipment in accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Assets to Be Disposed Of."

     (E) SALES AND MARKETING COSTS

         ExpoExchange expenses the cost of advertising and promoting its services as incurred.

                             E-PRODUCTS DIVISION OF
                      THIRD MILLENNIUM COMMUNICATIONS, INC

                          Notes to Historical Summaries

                                December 31, 1999

                  (Information as of March 31, 2000 and for the
            three months ended March 31, 1999 and 2000 is Unaudited)


     (F) FINANCIAL INSTRUMENTS AND CONCENTRATION OF CREDIT RISK

         Financial instruments that potentially subject ExpoExchange to significant concentrations of credit risk consist of accounts receivable and accrued expenses. At December 31, 1999 and 1998, and March 31, 2000, the fair value of these instruments approximated their financial statement carrying amount because of the short-term maturity of these instruments. The Company has not experienced any significant credit loss to date. One customer accounted for 43% of revenues for the year ended December 31, 1999. No customer accounted for more than 10% of accounts receivable at December 31, 1999.

     (G) USE OF ESTIMATES

         The preparation of historical summaries in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the historical summaries and the reported amounts of revenues and direct operating expenses during the reported period. Actual results may differ from those estimates.

(3)  PROPERTY AND EQUIPMENT

     Property and equipment are summarized as follows:


                                                 DECEMBER 31,      MARCH 31,
                                                    1999            2000
                                                  ----------    -----------
                                                                (Unaudited)

        Computer systems and equipment            $  258,451    $   346,144
        Furniture and fixtures                        96,472        133,288
                                                  ----------    -----------
        Less accumulated depreciation                 74,857        104,694
                                                  ----------    -----------
        Property and equipment, net               $  280,066    $   374,738
                                                  ==========    ===========

                        THE OFFICIAL INFORMATION COMPANY

                          Unaudited Pro Forma Combined
                              Financial Information

                                  Introduction


         On June 1, 2000, The Official Information Company (the "Company" or "TOIC"), through a subsidiary, acquired certain assets and assumed certain liabilities of the E-Products division ("Expo Exchange") of Third Millennium Communications, Inc. ("3MC") for a purchase price of approximately $30,000,000 plus transaction costs.

         ExpoExchange was acquired through the issuance of 6,133,590 non-voting LLC units of Galaxy Information Services LLC, ("Galaxy") a controlled affiliate of the Company.

         The pro forma financial statements included herein are unaudited and have been prepared by the Company to conform with the requirements applicable to Form 8-K. These pro forma financial statements should be read in conjunction with the Historical Summaries, including accompanying notes, of the E-Products Division of 3MC, TOIC's annual report filed on Form 10-K for the year ended December 31, 1999 and TOIC's quarterly report filed on Form 10-Q for the three months ended March 31, 2000.

         The unaudited pro forma combined balance sheet as of March 31, 2000 presents the financial position of the combined company assuming the acquisition had occurred on March 31, 2000. Assumptions necessary to reflect these transactions are presented in the "Pro forma Adjustments" column, which are further described in the notes to the Unaudited Pro Forma combined balance sheet.

         The unaudited pro forma combined statements of operations for the year ended December 31, 1999 and the three months ended March 31, 1999 and 2000, presents the results of operations of the combined company assuming the acquisition had occurred on January 1, 1999. Assumptions necessary to reflect this transaction are presented in the "Pro forma Adjustments" column, which are further described in the notes to the Unaudited Pro Forma combined statement of operation.

         The acquisition will be accounted for under the purchase method of accounting. The preliminary allocation of purchase price represents an estimate of the fair values of assets acquired and liabilities assumed, including $500,000 of estimated professional fees and other acquisition expenses expected to be incurred. The historical carrying value as of March 31, 2000 of the accounts receivable and deferred revenue of ExpoExchange are assumed to approximate fair value. The excess of the purchase price over the estimated fair values of the assets acquired including identified intangibles has been recorded as goodwill. The allocation is subject to change and is not necessarily indicative of the ultimate purchase price allocation; however, the Company does not expect the estimated values to change materially upon finalization of the allocation of the purchase price, based upon an independent appraisal.

                        THE OFFICIAL INFORMATION COMPANY

                   Unaudited Pro Forma Combined Balance Sheet

                              As of March 31, 2000

                                 (in thousands)

                                             THE OFFICIAL
                                              INFORMATION                               PRO FORMA              PRO FORMA
                                                COMPANY            EXPOEXCHANGE         ADJUSTMENTS            COMBINED
                                            --------------       ---------------       --------------       --------------
CURRENT ASSETS:
    Cash and cash equivalents               $          597       $          --         $         --         $          597
    Accounts receivable, net                        25,480                   170               25,650
    Inventories                                        101                  --                   --                    101
    Deferred tax assets                                137                  --                   --                    137
    Notes receivable and other
       current assets                                2,805                  --                   --                  2,805
                                            --------------       ---------------       --------------       --------------
                Total current assets                29,120                   170                 --                 29,290
                                            --------------       ---------------       --------------       --------------

Notes receivable and investments                       212                  --                   --                    212

Property, plant, and equipment, net                 10,669                   375                 --                 11,044

                                                                                                                    23,635

Intangible and other assets, net                    76,593                  --                  6,675              106,903
                                            --------------       ---------------       --------------       --------------

                Total assets                $      116,594                   545               30,310              147,449
                                            ==============       ===============       ==============       ==============

CURRENT LIABILITIES:                                  --
    Accounts payable                                 3,372                  --                   --                  3,372
    Accrued liabilities                             13,885                  --                   --                 13,885
    Customer deposits                               22,148                  --                   --                 22,148
    Borrowing under credit facility                  1,411                  --                   --                  1,411
    Deferred revenue                                10,108                   355                 --                 10,463
    Current portion of long-term debt                1,723                  --                   --                  1,723
                                            --------------       ---------------       --------------       --------------

                Total current liabilities           52,647                   355                 --                 53,002
                                            --------------       ---------------       --------------       --------------

Long-term debt                                     100,565                  --                   --                100,565
Other liabilities                                      754                  --                   --                    754
Minority interest                                   11,169                  --                 30,500               41,669
Total stockholders' equity (deficit)               (48,541)                  190                 (190)             (48,541)
                                            --------------       ---------------       --------------       --------------

                Total liabilities and
                  stockholders' equity      $      116,594                   545               30,310              147,449
                                            ==============       ===============       ==============       ==============




See Notes to Unaudited Pro Forma Combined Balance Sheet.

                        THE OFFICIAL INFORMATION COMPANY

               Notes to Unaudited Pro Forma Combined Balance Sheet

                                 March 31, 2000


         To record the purchase consideration for the acquisition by TOIC's controlled affiliate as a credit to minority interest and record the allocation of the purchase price. The purchase price and purchase price allocation are summarized as follows:


         Purchase price paid:

            Issuance of 6,133,590 units                                         $   30,000,000
            Estimated professional fees incurred                                       500,000
                                                                                --------------

            Total purchase consideration                                            30,500,000
                                                                                ==============

         Allocated to:'

            Property and equipment                                                     375,000
            Accounts receivable                                                        170,000
            Deferred revenue                                                          (355,000)
            Developed technology                                                     4,100,000
            Workforce                                                                1,025,000
            Trade Name                                                               1,550,000
            Excess of purchase price over allocation to identifiable

                assets and liabilities (goodwill)                                   23,635,000
                                                                                --------------
            Total                                                               $   30,500,000
                                                                                ==============

                        THE OFFICIAL INFORMATION COMPANY

                          Unaudited Pro Forma Combined
                             Statement of Operations

                          Year ended December 31, 1999

                                 (in thousands)


                                                THE OFFICIAL
                                                INFORMATION                              PRO FORMA             PRO FORMA
                                                  COMPANY           EXPOEXCHANGE         ADJUSTMENTS           COMBINED
                                              --------------       --------------       --------------       --------------
Revenue:
    Operating revenues                        $      107,709       $          425       $         --         $      108,134
    Gain (loss) on sale of fixed
       assets, net                                       (19)                --                   --                    (19)
    Other income                                         103                 --                   --                    103
                                              --------------       --------------       --------------       --------------
                Total revenue                        107,793                  425                 --                108,218
                                              --------------       --------------       --------------       --------------

Costs and expenses:                                     --
    Operating costs                                   48,435                1,240                 --                 49,675
    General and administrative                        34,046                2,164                 --                 36,210
    Sales and marketing                                 --                    382                 --                    382
    Interest                                          10,792                 --                   --                 10,792
    Depreciation and amortization                     10,998                   69               10,274(1)            21,341
                                              --------------       --------------       --------------       --------------
                Total costs and expenses             104,271                3,855               10,274              118,400
                                              --------------       --------------       --------------       --------------
Income (loss) before income taxes                      3,522               (3,430)             (10,274)             (10,182)

Income tax (expense) benefit                          (2,944)                --                   --                 (2,944)
Minority interest in consolidated
    subsidiaries                                        (455)                --                 13,704(2 )            13,249

Gain on sale of subsidiary                             4,842                 --                   --                  4,842
                                              --------------       --------------       --------------       --------------
                Net (loss) income             $        4,965       $       (3,430)      $        3,430       $        4,965
                                              ==============       ==============       ==============       ==============



See Notes to Unaudited Pro Forma Combined Statement of Operations.

                        THE OFFICIAL INFORMATION COMPANY

                          Unaudited Pro Forma Combined
                             Statement of Operations

                        Three months ended March 31, 2000
                                 (in thousands)


                                           THE OFFICIAL
                                            INFORMATION                        PRO FORMA          PRO FORMA
                                              COMPANY       EXPOEXCHANGE      ADJUSTMENTS          COMBINED
                                           -------------    -------------    -------------       -------------
Net revenue                                $      29,143    $         214    $        --         $      29,357
                                           -------------    -------------    -------------       -------------
Costs and expenses:                                 --
    Operating costs                               12,289              439             --                12,728
    General and administrative                     8,995              676             --                 9,671
    Sales and marketing                             --                310             --                   310
    Interest                                       2,745             --               --                 2,745
    Depreciation and amortization                  2,302               30            2,568(1)            4,900
                                           -------------    -------------    -------------       -------------

                Total costs and expenses          26,331            1,455            2,568              30,354
                                           -------------    -------------    -------------       -------------
Income (loss) before income taxes                  2,812           (1,241)          (2,568)               (997)

Income tax expense                                  (402)            --               --                  (402)
Minority interest in consolidated
    subsidiaries                                  (1,723)            --              3,809(2)            2,086
                                           -------------    -------------    -------------       -------------
                Net income (loss)          $         687    $      (1,241)   $       1,241       $         687
                                           =============    =============    =============       =============



See notes to Unaudited Pro Forma Combined Statements of Operations.

                        THE OFFICIAL INFORMATION COMPANY

                          Unaudited Pro Forma Combined
                             Statement of Operations

                        Three months ended March 31, 1999
                                 (in thousands)


                                            THE OFFICIAL
                                            INFORMATION                        PRO FORMA           PRO FORMA
                                              COMPANY       EXPOEXCHANGE      ADJUSTMENTS          COMBINED
                                           -------------    -------------    -------------       -------------
    Net revenue                            $      23,182    $           9    $        --         $      23,191
                                           -------------    -------------    -------------       -------------

Costs and expenses:                                 --
    Operating costs                               10,578              206             --                10,784
    General and administrative                     7,669              339             --                 8,008
    Sales and marketing                             --                 12             --                    12
    Interest                                       2,648             --               --                 2,648
    Depreciation and amortization                  1,825                8            2,568(1)            4,401
                                           -------------    -------------    -------------       -------------

                Total costs and expenses          22,720              565            2,568              25,853
                                           -------------    -------------    -------------       -------------
                                                                                                 -     -------
Income (loss) before income taxes                    462             (556)          (2,568)             (2,662)

Income tax expense benefit                          (120)            --               --                  (120)
Minority interest in consolidated
    subsidiaries                                    (562)            --              3,124(2)            2,562
                                           -------------    -------------    -------------       -------------

                Net loss                   $        (220)   $        (556)   $         556       $        (220)
                                           =============    =============    =============       =============



See notes to Unaudited Pro Forma Combined Statements of Operations.

                        THE OFFICIAL INFORMATION COMPANY

                      Notes to Unaudited Pro Forma Combined
                            Statements of Operations

                        Year ended December 31, 1999 and
                Theree month period ended March 31, 2000 and 1999



(1)    To reflect the increase in amortization and depreciation expense due to
       (a) amortization of goodwill on a straight line basis over 3 years (b) amortization of developed technology and trade name on a straight line basis over 3 years, and (c) amortization of workforce on a straight basis over 2 years.

(2)    To reflect ExpoExchange loss as minority interest.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 14, 2000

                                      THE OFFICIAL INFORMATION COMPANY

                                      By  /s/ Ian L.M. Thomas
                                          - - - - - - - - - - - - - - - - -
                                          IAN L. M. THOMAS
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER